Income Taxes (Deferred Tax Assets and Liabilties) (Detail) (USD $) In Thousands, unless otherwise specified	Feb. 02, 2013	Jan. 28, 2012
Deferred tax assets:
Inventories	$ 2,990	$ 1,920
Deferred revenue	95	71
Accrued bonus	1,067	2,907
Deferred rent	12,076	9,000
Other	750	381
Deferred tax assets	16,978	14,279
Deferred tax liabilities:
Property and equipment	(13,874)	(10,404)
Other	(3,359)	(318)
Deferred tax liabilities	(17,233)	(10,722)
Deferred tax assets (liabilities)	$ (255)	$ 3,557